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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2003




                              BUSH INDUSTRIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-8884                     16-0837346
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      (State or other            (Commission File             (I.R.S. Employer
        jurisdiction                  Number)                  Identification
     of incorporation)                                               No.)




                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
     ----------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (716) 665-2000



                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Required FD Disclosure.

         Bush Industries, Inc. (the "Registrant" or the "Company"), entered into an amendment (the "Seventh Amendment"), dated as of February 28, 2003, to that certain Credit and Guarantee Agreement, dated as of June 26, 1997, as amended (the "Credit Agreement"), with JPMorgan Chase Bank, as administrative agent for the lenders, and certain other banks. The Seventh Amendment, among other things, reduced the amount of money the Company can borrow under the Credit Agreement from an aggregate $173,000,000 to an aggregate $163,000,000 (inclusive of the issuance of up to an aggregate $20,000,000 in letters of credit); modified certain covenants and ratios required of the Company under the Credit Agreement; and evidenced the lenders consent to the restructuring of certain of the Company's operations. In addition, pursuant to the Seventh Amendment, the Company is required to execute and deliver to the administrative agent, mortgages and/or deeds of trust with respect to the Company's Jamestown, New York, Erie, Pennsylvania, and Greensboro, North Carolina properties. The Seventh Amendment also prohibits, among other things, the Company from declaring or paying any cash dividends, and also provides, among other things, that in the event the Company is unable to satisfy certain covenants, that the lenders can cause the Company, at its expense, to retain certain consultants.

         The above description of the Seventh Amendment is a brief summary only and is qualified in its entirety by the full text of the Seventh Amendment, which is attached as an Exhibit hereto.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             10.1 Seventh Amendment, dated February 28, 2003, to the Credit and Guarantee Agreement dated as of June 26, 1997, as amended.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUSH INDUSTRIES, INC.

                                    By: /s/ Robert L. Ayres
                                       --------------------
Date: March 18, 2003                   Robert L. Ayres, President, Chief
                                       Financial Officer and Chief
                                       Operating Officer

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                                  Exhibit Index

Exhibit Number                          Description

    10.1 Seventh Amendment, dated February 28, 2003, to the Credit and Guarantee Agreement dated as of June 26, 1997, as amended.